UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2017

Resource Capital Corp.

(Exact name of registrant as specified in its charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-506-3899

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 1, 2017, Resource Capital Corp. (the “Company”) held its 2017 Annual Meeting of Stockholders at which its stockholders: (i) elected ten directors: Messrs. Walter T. Beach, Jeffrey P. Cohen, Andrew L. Farkas, William B. Hart, Gary Ickowicz, Steven J. Kessler, Murray S. Levin, P. Sherrill Neff and Henry R. Silverman and Ms. Stephanie H. Wiggins to serve until the next annual meeting of stockholders in 2018; (ii) approved, in an advisory vote, the compensation of the Company’s named executive officers; (iii) voted, in an advisory vote, for an annual rather than a biennial or triennial vote on executive compensation; and (iv) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

The voting results were as follows:

Election of Directors	Shares For	Shares Against	Abstentions	Broker Non-Votes
Mr. Beach	12,245,236	3,277,452	96,535	11,008,924
Mr. Cohen	15,128,364	402,501	88,358	11,008,924
Mr. Farkas	15,149,798	376,918	92,507	11,008,924
Mr. Hart	12,247,343	3,275,558	96,322	11,008,924
Mr. Ickowicz	14,868,249	656,026	94,948	11,008,924
Mr. Kessler	14,857,425	669,343	92,455	11,008,924
Mr. Levin	10,286,418	5,236,911	95,894	11,008,924
Mr. Neff	14,858,107	667,280	93,836	11,008,924
Mr. Silverman	15,116,249	402,573	100,401	11,008,924
Ms. Wiggins	14,865,001	670,930	83,292	11,008,924

A proposal to approve, in an advisory vote, our compensation program for our named executive officers:

Shares For	Shares Against	Abstentions	Broker Non-Votes
11,285,771	4,146,344	187,108	11,008,924

A proposal to approve, in an advisory vote, whether the frequency of advisory votes on the executive compensation of our named executive officers should be on an annual, biennial or triennial basis:

1 Year	2 Years	3 Years	Abstentions
11,469,576	188,219	3,819,431	141,997

A proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2017:

Shares For	Shares Against	Abstentions
26,051,089	404,670	172,388

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE CAPITAL CORP.

By:	/s/ Michele R. Weisbaum
Michele R. Weisbaum
Senior Vice President, Chief Legal Officer and Secretary

Dated: June 6, 2017

[Signature Page to RSO 8-K]